Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

      CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or	(I.R.S. Employer
organization if not a U.S. national	Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company
Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

WMG ACQUISITION CORPORATION1

(Exact name of obligor as specified in its charter)

Delaware	68-0576630
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

75 Rockefeller Plaza
New York, New York	10019
(Address of principal executive offices)	(Zip code)

7.375% Senior Subordinated Notes due 2014

8.125% Senior Subordinated Notes due 2014
(Title of the indenture securities)

1  See Table 1 — List of additional obligors

Table 1

Exact Name of Registrant As Specified In Its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Address, Including ZIP Code, Of Registrant’s Principal Executive Offices	Phone Number
A.P. Schmidt Company	Delaware	36-2669470	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Atlantic Recording Corporation	Delaware	13-2597725	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Atlantic/143 L.L.C.	Delaware	13-3975703	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Atlantic/MR II INC.	Delaware	13-3845524	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Atlantic/MR Ventures Inc.	Delaware	13-3684268	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Berna Music, Inc.	California	95-2565721	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Big Beat Records Inc.	Delaware	13-3626173	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Big Tree Recording Corporation	Delaware	13-2945275	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Bute Sound LLC	Delaware	13-4032642	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Cafe Americana Inc.	Delaware	13-3246931	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Chappell & Intersong Music Group (Australia) Limited	Delaware	13-3395886	1 Cassins Avenue, North Sydney, Australia	(61) 2 9779 4099
Chappell And Intersong Music Group (Germany) Inc.	Delaware	13-3246911	Hallerstrasse 40, D-20146 Hamburg, Germany	(49) 40-30339-0
Chappell Music Company, Inc.	Delaware	13-3325475	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Cota Music, Inc.	New York	13-3523591	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Cotillion Music, Inc.	Delaware	13-2597937	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
CPP/Belwin, Inc.	Delaware	65-0051018	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
CRK Music Inc.	Delaware	13-3663052	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
E/A Music, Inc.	Delaware	13-3203221	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Eleksylum Music, Inc.	Delaware	13-3174021	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Elektra Entertainment Group Inc.	Delaware	13-4033729	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Elektra Group Ventures Inc.	Delaware	13-3808252	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Elektra/Chameleon Ventures Inc.	Delaware	13-3626113	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
FHK, INC.	Tennessee	62-1548343	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Fiddleback Music Publishing Company, Inc	Delaware	13-2705484	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Foster Frees Music, Inc.	California	95-3297348	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Foz Man Music LLC	Delaware	13-4028790	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600

Inside Job, Inc.	New York	13-2699020	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Intersong U.S.A., INC.	Delaware	13-3246932	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Jadar Music Corp.	Delaware	13-3246915	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Lava Trademark Holding Company LLC	Delaware	13-4139472	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
LEM America, INC.	Delaware	94-2741964	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
London-Sire Records Inc.	Delaware	13-3954692	75 Rockefeller Plaza, New York, NY 10019	(212) 275-2000
McGuffin Music Inc. [Big Beat]	Delaware	13-3663051	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Mixed Bag Music, Inc.	New York	13-3111989	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
[NC Hungary Holdings Inc.	Delaware	05-0536079	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000]
New Chappell Inc.	Delaware	13-3246920	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Nonesuch Records Inc.	Delaware	[To Come]	3300 Warner Boulevard, Burbank CA 91505, United States	(818) 846-9090
NVC International Inc.	Delaware	51-0267089	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Octa Music, Inc.	New York	13-3523592	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Penalty Records L.L.C.	New York	13-3889367	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Pepamar Music Corp.	New York	13-2512410	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Revelation Music Publishing Corporation	New York	13-2705483	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Rhino Entertainment Company	Delaware	13-3647166	3400 West Olive Avenue, Burbank CA 91505	(818) 238-6100
Rick’s Music Inc.	Delaware	13-3246929	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Rightsong Music Inc.	Delaware	13-3246926	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Rodra Music, Inc.	California	95-2561531	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Sea Chime Music, Inc.	California	95-3335535	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
SR/MDM Venture Inc.	Delaware	13-3647169	3300 Warner Boulevard, Burbank CA 91505, United States	(818) 846-9090
Summy-Birchard, Inc.	Wyoming	36-1026750	10585 Santa Monica Blvd., Los Angeles CA 90025	(305) 620-1500
Super Hype Publishing, Inc.	New York	13-2664278	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
T-Boy Music L.L.C.	New York	13-3669372	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
T-Girl Music L.L.C.	New York	13-3669731	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
The Rhythm Method Inc.	Delaware	13-4141258	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Tommy Boy Music, Inc.	New York	13-3070723	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Tommy Valando Publishing Group, Inc.	Delaware	13-2705485	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Tri-Chappell Music Inc.	Delaware	13-3246916	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
TW Music Holdings Inc.	Delaware	20-0769163	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Unichappell Music Inc.	Delaware	13-3246914	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
W.B.M. Music Corp.	Delaware	13-3166007	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Walden Music, Inc.	New York	13-6125056	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600

Warner Alliance Music Inc.	Delaware	95-4391760	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Brethren Inc.	Delaware	95-4391762	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Bros. Music International Inc.	Delaware	13-2839469	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Bros. Publications U.S. Inc.	New York	13-2670425	15800 N.W. 48th Avenue, P.O. Box 4340, Miami FL 33014	(305) 620-1500
Warner Bros. Records Inc.	Delaware	95-1976532	3300 Warner Boulevard, Burbank CA 91505	(818) 846-9090
Warner Custom Music Corp.	California	94-2990925	75 Rockefeller Plaza, New York, NY 10019	(212) 275-2000
Warner Domain Music Inc.	Delaware	13-3845523	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Music Bluesky Holding Inc.	Delaware	13-3829389	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Warner Music Discovery Inc.	Delaware	13-3695120	3400 W. Olive Ave., Burbank CA 91505	(818) 238-6200
Warner Music Distribution Inc.	Delaware	13-3713729	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Warner Music Group Inc.	Delaware	13-3565869	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Warner Music Latina Inc.	Delaware	13-3586626	555 Washington Avenue, Fourth Floor, Miami Beach FL 33139	(305) 702-2200
Warner Music SP Inc.	Delaware	13-3802269	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Warner Sojourner Music Inc.	Delaware	62-1530861	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Special Products Inc.	Delaware	13-2788802	3400 W. Olive Ave., Suite 800, Burbank CA 91505	(818) 238-6200
WarnerSongs Inc.	Delaware	13-2793164	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Strategic Marketing Inc.	Delaware	01-0569802	3400 W. Olive Ave., Burbank CA 91505	(818) 238-6200
Warner-Elektra-Atlantic Corporation	New York	13-6170726	75 Rockefeller Plaza, New York, NY 10019	(212) 275-2000
Warner-Tamerlane Publishing Corp.	California	13-6132127	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner/Chappell Music (Services), Inc.	New Jersey	95-2685983	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner/Chappell Music, Inc.	Delaware	13-3246913	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warprise Music Inc.	Delaware	13-3845521	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WB Gold Music Corp.	Delaware	13-3155100	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WB Music Corp.	California	13-6132128	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WBM/House of Gold Music, Inc.	Delaware	13-3146335	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WBPI Holdings LLC	Delaware	[To Come]	15800 N.W. 48th Avenue, P.O. Box 4340, Miami FL 33014	(305) 620-1500
WBR Management Services Inc.	Delaware	13-3032834	3300 Warner Boulevard, Burbank CA 91505	(818) 846-9090
WBR/QRI Venture, Inc.	Delaware	13-3647168	3300 Warner Boulevard, Burbank CA 91505	(818) 846-9090
WBR/Ruffnation Ventures, Inc.	Delaware	13-4079805	3300 Warner Boulevard, Burbank CA 91505	(818) 846-9090
WBR/Sire Ventures Inc.	Delaware	13-2953720	3300 Warner Boulevard, Burbank CA 91505	(818) 846-9090
We Are Musica Inc.	Delaware	13-3713725	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WEA Europe Inc.	Delaware	13-2805638	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
WEA Inc.	Delaware	13-3862485	75 Rockefeller Plaza, New York, NY 10019	(212) 275-2000
WEA International Inc.	Delaware	13-2805420	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000

WEA Latina Musica Inc.	Delaware	13-3713731	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WEA Management Services Inc.	Delaware	52-2280908	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Wide Music, Inc.	California	95-3500269	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WEA Rock LLC	Delaware	86-1120258	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
WEA Urban LLC	Delaware	86-1120251	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
WMG Management Services Inc.	Delaware	52-2314190	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
WMG Trademark Holding Company LLC	Delaware	20-0233769	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000

Item 1.    General Information.  Furnish the following information as to the trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

                                                Comptroller of the Currency

                                                Treasury Department

                                                Washington, D.C.

                                                Federal Deposit Insurance Corporation

                                                Washington, D.C.

                                                Federal Reserve Bank of San Francisco

                                                San Francisco, California 94120

(b)                                 Whether it is authorized to exercise corporate trust powers.

                                                The trustee is authorized to exercise corporate trust powers.

Item 2.             Affiliations with Obligor.  If the obligor is an affiliate of the trustee, describe each such affiliation.

                                                                None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.   Not applicable.

Item 16.  List of Exhibits.               List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*      Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**   Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the form S-3 dated August 24, 2004 of Digital River, Inc. file number 333-118519.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 22nd day of November 2004.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Jeffery T. Rose
Jeffery T. Rose
Corporate Trust Officer

EXHIBIT 6

November 22, 2004

Securities and Exchange Commission

Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Jeffery T. Rose
Jeffery T. Rose
Corporate Trust Officer